1 COMPANY PRESENTATION June 2015 Bank of America Plaza Charlotte, NC One & Two BriarLake Plaza Houston, TX Exhibit 99.1

2 Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “objectives,” “strategies,” “goals,” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: (i) market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; (ii) our ability to renew expiring leases and lease vacant spaces at favorable rates or at all; (iii) the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; (iv) the availability of cash flow from operating activities to fund distributions and capital expenditures; (v) our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs; (vi) our ability to strategically acquire or dispose of assets on favorable terms; (vii) our level of debt and the terms and limitations imposed on us by our debt agreements; (viii) our ability to retain our executive officers and other key personnel; (ix) conflicts of interest and competing demands faced by certain of our directors; (x) our ability to successfully transition to directly providing certain property management and administrative services in connection with the pending termination of our property management agreement and our administrative services agreement; (xi) unfavorable changes in laws or regulations impacting our business or our assets; (xii) our ability to complete the listing of our shares of common stock on a national securities exchange in a timely manner or at all; (xiii) the price at which shares of our common stock may trade on a national securities exchange; and (xiv) factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014, and Form 10-Q for the quarter ended March 31, 2015, as filed with the Securities and Exchange Commission. This presentation is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any of our securities. The modeling, projections, analyses, and other forward-looking information prepared by CoStar Portfolio Strategy, LLC (“CoStar”) and presented herein are based on financial and other information from public and proprietary sources, as well as various assumptions concerning future events and circumstances that are speculative, uncertain and subject to change without notice. Actual results and events may differ materially from the projections presented. All information provided by CoStar and set forth herein (“CoStar Materials”) speak only as of the date referenced and may have materially changed since such date. CoStar does not purport that the CoStar Materials herein are comprehensive, and, while they are believed to be accurate, the CoStar Materials are not guaranteed to be free from error, omission or misstatement. CoStar has no obligation to update any of the CoStar Materials included in this document. All CoStar Materials are provided “as is,” without any guarantees, representations or warranties of any kind, including implied warranties of merchantability, non-infringement, title and fitness for a particular purpose. To the maximum extent permitted by law, CoStar disclaims any and all liability in the event any CoStar Materials prove to be inaccurate, incomplete or unreliable. CoStar does not sponsor, endorse, offer or promote an investment in the securities of TIER REIT, Inc. You should not construe any of the CoStar Materials as investment, tax, accounting or legal advice.

3 Presenters Presenter Title Years of experience Real estate Public company Joined TIER REIT CHIEF EXECUTIVE OFFICER AND PRESIDENT 24 20 2008 CHIEF FINANCIAL OFFICER AND TREASURER 30 25 2014 CHIEF INVESTMENT OFFICER AND EXECUTIVE VICE PRESIDENT 29 20 2009 CHIEF ACCOUNTING OFFICER 19 16 2010 Scott W. Fordham Dallas E. Lucas William J. Reister James E. Sharp On average, over 25 years of real estate and over 20 years of public company experience

4 Demonstrated Track Record of Change  Management team with public REIT experience hired at the conclusion of capital raise in 2008 and post-investment phase to position company for a liquidity event  Market conditions in 2009 provided a suboptimal backdrop for a liquidity event leading to the implementation of a strategic plan focused on repositioning the portfolio and strengthening the balance sheet for future growth Transitioned to self-management Reduced geographic footprint from 32 to 15 markets1 Reduced leverage from 69.3% to 39.5%2 1 Pro forma for disposition of Fifth Third Center (Columbus) 2 Leverage based on net debt divided by total market capitalization; assumes a share price based on estimated NAV of $4.25 per share as of 2Q’10 and $4.48 per share as of 4Q’14, respectively, both established with third party valuation firm (estimated per share value prior to the 1-for-6 reverse stock split effected on June 2)   

5 Key Investment Highlights   High-quality, Class A office portfolio  10.4mm square feet across 31 properties  88.4% occupied with well-staggered lease maturities  Diverse tenant base and only 3.2% of net rentable area represented by energy tenants expiring prior to 2019 Focused strategy targeting markets with attractive long-term fundamentals  Acquire, develop, and operate best-in-class office properties in 7 target growth markets1  TIER1 Submarkets – primarily urban and amenity-rich locations in proximity to executive housing that disproportionately benefit from employment growth  Significant identifiable growth potential  Approximately 39% cash NOI growth potential through 20173  Weighted-average in place rents ~6% below market  $600 million of capital from remaining non-strategic properties to be redeployed into target growth markets  $227 million of existing investment liquidity4,5  Flexible balance sheet  On track to achieve 7.0x net debt to EBITDA and pursue investment grade rating  Well-staggered debt maturity profile with a weighted average remaining term of 4 years  Experienced management team and strong corporate governance  Average 25 years of industry experience and three successful office REIT IPOs6  Non-executive Chairman and five of eight board members are independent Bank of America Plaza Charlotte, NC Three Eldridge Houston, TX Burnett Plaza Fort Worth, TX 1 Target growth markets include Atlanta, Austin, Charlotte, Dallas/Fort Worth, Denver, Houston, and Nashville 2 Leverage based on net debt divided by total market capitalization; assumes a share price based on estimated NAV of $4.25 per share as of 2Q’10 and $4.48 per share as of 4Q’14, respectively, both established with third party valuation firm (estimated per share value prior to the 1-for-6 reverse stock split effected on June 2) 3 See slide 17, Capture Embedded Growth, for additional detail 4 Represents portfolio and capital structure pro forma as of March 31, 2015 for the completed dispositions of United Plaza (Philadelphia), 1650 Arch (Philadelphia) and Fifth Third Center (Cleveland) subsequent to quarter end and pending disposition of Fifth Third Center (Columbus) and contribution of 90% of Washington, D.C. assets (1325 G Street and Colorado Building) into a new joint venture 5 Pro forma for a $275mm term loan swapped to fixed rate of 3.67% that will be used to repay $150mm of mortgage debt on Bank of America Plaza in Charlotte and $125mm of mortgage debt on The Terrace in Austin 6 Includes Crescent Real Estate Equities, Maguire Properties and Prentiss Properties Trust  Strategic repositioning plan substantially complete  Exited 17 non-strategic markets  Reduced leverage from ~70% to ~40% and borrowing cost by ~130 bps2  Recycled approximately $160 million of capital into targeted growth markets

6 High-Quality, Class A Office Portfolio

7 High-Quality, Class A Office Portfolio Portfolio breakdown: Top 10 tenants  Increased 1st quarter 2015 year-over-year same- store occupancy by 340 bps to 88.4%  Increased 1st quarter 2015 year-over-year same- store cash NOI by 7.1%  Strong historical tenant retention of 72% over the last 5 quarters3 1 Represents total portfolio pro forma as of March 31, 2015 for the completed dispositions of United Plaza (Philadelphia), 1650 Arch (Philadelphia) and Fifth Third Center (Cleveland) subsequent to quarter end and pending disposition of Fifth Third Center (Columbus) and contribution of 90% of Washington, D.C. assets (1325 G Street and Colorado Building) into a new joint venture 2 Ratings based on Moody’s and Standard & Poor’s 3 Tenant retention percentage based on renewals plus expansions divided by expiring space  Diversified portfolio of 31 properties totaling 10.4mm square feet located in 15 markets1 Tenant Gross rental revenue ($mm) % of total rent Square feet % of total leased Wt. avg remaining term Credit ratings2 $15,254 6% 389 4% 3.2 A2 / A U.S. Government 12,086 5% 510 6% 4.6 Aaa / AA+ 10,682 4% 476 5% 3.7 Baa1 / A- 8,347 3% 210 2% 9.6 Baa1 / A- 6,780 3% 161 2% 11.7 A1 / A+ 6,254 2% 240 3% 5.1 B3 / B 6,051 2% 190 2% 5.8 Ba3 / B+ 4,967 2% 219 2% 5.1 NR 4,519 2% 184 2% 7.9 NR 4,141 2% 156 2% 3.9 NR Total $79,081 32% 2,735 30% 5.4 MN IL CA FL GA KY MD NC PA TN TX D.C. CO NJ 31 office properties comprising 10.4mm square feet Target Growth Markets Other Institutional Markets Short-term Value Creation Markets Non-strategic Markets Target growth markets, 60% Other institutional markets, 3% Short-term value creation markets, 9% Non-strategic markets, 28% Market composition NOI breakdown pro forma 3/31/15 1

8 Well-Staggered Lease Maturities 5.5% 6.5% 12.4% 6.3% 15.8% 10.7% 6.1% 36.7% 2015 2016 2017 2018 2019 2020 2021 2022+ Portfolio lease maturities Total SF expirations (000s) 509 597 1,143 580 1,453 988 561 3,386 Cash gross rent per sq. ft. expiring3 $28.50 $27.92 $29.93 $29.65 $29.33 $28.63 $30.52 $29.92 1 Pro forma as of March 31, 2015 for the completed dispositions of United Plaza (Philadelphia), 1650 Arch (Philadelphia) and Fifth Third Center (Cleveland) subsequent to quarter end and pending disposition of Fifth Third Center (Columbus) and contribution of 90% of Washington, D.C. assets (1325 G Street and Colorado Building) into a new joint venture 2 Schedule is pro forma for execution of leases at Buena Vista, MetroCenter and Woodcrest Corporate Center subsequent to March 31, 2015 3 Represents expiring annualized gross rent per square foot 1,2

9 Focused Investment Strategy

10 Key attributes of target growth markets Focused Investment Strategy  Target Growth Markets – Targeting high growth markets of Atlanta, Austin, Charlotte, Dallas, Denver, Houston and Nashville for expansion through acquisition and development of best-in-class properties  Other Institutional Markets – Presence and significant experience in Southern California and Washington D.C. provide opportunities to diversify risk and enhance returns over the long-term  Short-term Value Creation Markets – Ability to capitalize on short-term value creation opportunities in our existing markets of Louisville and Tampa  We target TIER1 Submarkets – primarily urban and amenity- rich locations in proximity to executive housing that disproportionately benefit from employment growth Population and local GDP growth above the national average supporting amenity-rich environments attractive to the changing demographics of the labor force Historical rent growth driving significant mark-to-market rent spreads providing potential outsized income growth and development opportunities Highly educated and growing workforce with a significant Millennial population providing dynamic companies access to talented employment pools Investment thesis    Strong forecasted job growth in targeted growth markets Source: Moody’s Analytics; CoStar Portfolio Strategy, as of Q1 2015

11 Focused Investment Strategy Forecasted job growth office-users (‘15–’19)1 Source: Moody’s Analytics; CoStar Portfolio Strategy, as of Q1 2015 1 Represents forecasted job growth for office-using employment only 17% 14% 13% 13% 12% 11% 5% Austin Dallas / Fort Worth Houston Nashville Atlanta Charlotte Denver 10.3% U.S. average (excluding target growth markets) Target growth markets 15% 11% 11% 10% 10% 7% 7% Austin Charlotte Atlanta Dallas / Fort Worth Houston Denver Nashville Forecasted population gain (’15-’19) 4.7% Outperforming the nation Cumulative % change 2015 to 2019 by metro area

12 Strategic Repositioning Plan

TIER REIT

Strategic Repositioning Timeline

May 2008
- Scott Fordham, joins the Company to build go-forward management team and position for liquidity event
- Portfolio consisted of $4.2bn of assets, 75 office properties (23.8mm sq. ft.) across 24 states and 36 markets

September 2012
- Board approves the internalization of executive and asset management
- Plans announced for the development of a 332,000 sq. ft. office tower at BriarLake Plaza in Houston

May & July 2014
- Scott Fordham is named CEO and Dallas Lucas is hired as CFO
- Scott Fordham and Richard Gilchrist are added to the Board of Directors

Oct. 2014 – June 2015
- Sold ~$830mm of non-strategic properties, reducing number of markets to 15 and leverage to 39.5%[4]
- Closed acquisition of 5950 Sherry Lane (Dallas, TX) through an off-market swap transaction

2Q'15
- Tom Herzog added to the Board of Directors[5]
- Reinstated distributions



2008
2009
2010
2011
2012
2013
2014
2015

August 2010
- Company implements strategic repositioning plan to exit distressed properties and non-strategic markets, focusing on fewer markets and deleveraging the balance sheet from 69.3%[1]

Nov. & Dec. 2013
- Sold 10 & 120 S. Riverside Plaza and 200 S. Wacker, reducing leverage to 54.2%[2]

Nov. & Dec. 2014
- Retained advisors to assist management and board in evaluation of strategic alternatives
- Credit facility and new term loan totaling $475mm closes
- Leverage of 48.6% as of 12/31/14[3]

June 2015
- Closed new $275mm 7-year term loan[6]
- Fully internalized property management[6]

3Q'15
- Planned listing of the stock on a national securities exchange

☑ **Sharpened geographic focus**

☑ **Strengthened balance sheet**

☑ **Strategically redeployed capital**

Note: Estimated per share value prior to the 1-for-6 reverse stock split effected on June 2

[1] Leverage metric based on net debt divided by total market capitalization; assumes a share price based on estimated NAV of $4.25 per share as of 2Q'10 established with third party valuation firm

[2] Leverage metric based on net debt divided by total market capitalization; assumes a share price based on estimated NAV of $4.20 per share as of 4Q'13 established with third party valuation firm

[3] Leverage metrics based on net debt divided by total market capitalization; assumes a share price based on estimated NAV of $4.48 per share as of 4Q'14 established with third party valuation firm

[4] Pro forma as of March 31, 2015 for the completed dispositions of United Plaza (Philadelphia), 1650 Arch (Philadelphia) and Fifth Third Center (Cleveland) subsequent to quarter end and pending disposition of Fifth Third Center (Columbus) and contribution of 90% of Washington, D.C. assets (1325 G Street and Colorado Building) into a new joint venture; leverage metrics based on net debt divided by total market capitalization; assumes a share price based on estimated NAV of $4.48 per share as of 4Q'14 established with third party valuation firm

[5] Tom Herzog was appointed to the board in April 2015

[6] Anticipated closing on or before June 30, 2015

13

TIER REIT

Repositioning the Company for Long-term Success

Sharpened geographic focus

- ☑ Disposed of 13.8 million square feet of non-strategic assets
- ☑ Reduced geographic footprint from 32 to 15 markets
- ☑ Increased NOI from strategic properties from 36%[1] to 72%[2] of portfolio

Strengthened balance sheet

- ☑ Reduced leverage from 69.3% to 39.5%[3]
- ☑ Extended and staggered debt maturities
- ☑ Reduced weighted-average cost of debt from 5.6% to 4.3%
- ☑ Reduced non-prepayable mortgages from 95% to 44% of total debt

Strategically redeployed capital

- ☑ Completed development of 332,000 square foot class A office building in August 2014
- ☑ Acquired 5950 Sherry Lane in Preston Center submarket of Dallas in December 2014
- ☑ Pursuing ~$200 million of new investment properties in target growth markets[4]

Note: Pro forma as of March 31, 2015 for the completed dispositions of United Plaza (Philadelphia), 1650 Arch (Philadelphia) and Fifth Third Center (Cleveland) subsequent to quarter end and pending disposition of Fifth Third Center (Columbus) and contribution of 90% of Washington, D.C. assets (1325 G Street and Colorado Building) into a new joint venture

[1] Based on 3Q'10 annualized GAAP NOI and includes properties in Atlanta, Austin, Charlotte, Dallas, Denver, Houston, Los Angeles, Louisville, Nashville, Tampa and Washington, D.C.

[2] Based on 1Q'15 annualized GAAP NOI and includes properties in Atlanta, Austin, Charlotte, Dallas, Houston, Los Angeles, Louisville, Nashville, Tampa, and Washington, D.C.

[3] Leverage based on net debt divided by total market capitalization; assumes a share price based on estimated NAV of $4.25 per share as of 2Q'10 and $4.48 per share as of 4Q'14, respectively, both established with third party valuation firm (estimated per share value prior to the 1-for-6 reverse stock split effected on June 2)

[4] Currently in due diligence; we make no guarantee that the planned investments will close or as to the timing or terms of any investments

14

15 Positioned for Growth 1 Same-store portfolio includes Atlanta, Austin, Burbank, Charlotte, Dallas/Fort Worth, Houston, Louisville, Nashville, and Tampa 2 See slide 18, Future Dispositions of Non-Strategic Assets, for additional detail Capture embedded growth Strategically redeploy capital Reposition balance sheet  Increase same-store occupancy to 92%1 2017  Achieve 3-year annual cash net operating income growth rate of 8% 2014-2017  Achieve full coverage of dividend 2016  Complete $100-200 million of new investments  Recycle $600 million of non-strategic assets into target growth markets2 2017  In a disciplined manner, and subject to market conditions and pre-leasing, 2016 initiate development projects in target growth markets  Achieve investment grade debt rating 2017 Target completion Target completion Target completion 2015-2016

16 Significant Identifiable Growth Potential

TIER REIT

Capture Embedded Growth 2014 – 2017E ($mm)



14-17E: ~39% NOI growth potential (12% CAGR)
$119.2
$9.6
$11.8
$6.5
$18.5
$165.6
2014 cash NOI[1]
Free rent burn off
Contractual rent increase
Property management fee savings
Lease up to 92% stabilization[4]
Potential 2017E cash NOI

Market	Remaining Lease Up to 92%	Net Rent Per Square Foot[2]
Chicago	248,058	$23.78
Houston	187,253	29.82
Dallas/Fort Worth	143,640	19.11
Louisville	52,682	13.63
Nashville	35,578	13.61
Subtotal	**667,211**	**$23.13**
Other[3]	109,956	$19.90
Total	**777,167**	**$22.67**

Significant growth potential will further improve leverage metrics

The NOI growth forecasted in this analysis may not be realized, and our actual NOI may vary significantly from that presented above. The above estimates reflect the portfolio of assets currently owned, and these assets may be disposed in order to redeploy capital in other markets and at other yields. No assumption is made about future acquisitions. Our estimates above contain assumptions related to leasing potential, margins, and other estimates that may not reflect future conditions. Refer to the "Forward-Looking Statements" discussion in this presentation for discussion about such business, economic, regulatory, or other risks that could significantly impair our ability to achieve the results estimated above. We make no guarantee that the results above will be achieved, and users should not place undue reliance on this analysis.

Note: Represents total portfolio pro forma as of March 31, 2015 for the completed dispositions of United Plaza (Philadelphia), 1650 Arch (Philadelphia) and Fifth Third Center (Cleveland) subsequent to quarter end and pending disposition of Fifth Third Center (Columbus) and contribution of 90% of Washington, D.C. assets (1325 G Street and Colorado Building) into a new joint venture

[1] 2014 cash NOI is pro forma for annualized income of 5950 Sherry Lane (Dallas), acquired December 2014; excludes assets disposed of during 2014 and 2015 and pro forma for the asset sales noted above

[2] Net rent per square foot represents an assumed 75% operating margin on gross rent per square foot for each respective market

[3] Includes properties in Atlanta, Charlotte, Cherry Hill, NJ, Philadelphia, St. Paul, and Washington, D.C. (TIER REIT retains 10% ownership post-D.C. joint venture)

[4] Also includes $0.4mm mark-to-market rent increase and $0.4mm pro forma adjustment for individual lease up to 92% occupancy stabilization of Terrace VI (84% occupied at 12/31/14); we cannot guarantee whether we will be able to execute the assumed leases or the timing or terms thereof

17

18 Woodcrest Corporate Center Cherry Hill, NJ 500 East Pratt Baltimore, MD Wanamaker Building Philadelphia, PA Future Dispositions of Non-Strategic Assets Property Market Square feet (000s)1 Occupancy as of 3/31/15 Target date Wanamaker Building Philadelphia, PA 834 96% 2015 Lawson Commons St. Paul, MN 436 89% 2015 111 Woodcrest Road Woodcrest Corporate Center Cherry Hill, NJ 53 333 85% 93% 2015 Three Parkway Philadelphia, PA 561 94% 2016 500 East Pratt Baltimore, MD 280 98% 2017 FOUR40 Chicago, IL 1,041 68% 2017 Total: 7 properties 3,538 86%2 Disposition pipeline Over $600mm capital for redeployment 1 Square footage reflects TIER REIT’s ownership at pro rata share 2 Weighted average based on square feet Three Parkway Philadelphia, PA Lawson Commons St. Paul, MN FOUR40 Chicago, IL

19 Flexible Balance Sheet

TIER REIT

Commitment to a Strong Balance Sheet

Strategy and focus

Commitment to repositioning the balance sheet

- ❑ Minimize cost of capital
- ❑ Maintain access to multiple sources of debt and equity capital
- ❑ Operate at conservative leverage levels, with solid credit metrics
- ❑ Achieve investment grade debt rating

Capital structure as of 3/31/15 ($mm)[1,2]



22%
22%
56%

Mortgage debt	$514
Secured term loan	525
Secured line of credit	-
Total debt	**$1,039**
Equity value[3]	1,349
Total market cap.[4]	**$2,388**

Total market capitalization: $2,388[4]

Credit statistics	Pro forma 3/31/15[4]	Targets 2017
Net debt / Annualized adj. EBITDA[5]	8.1x	7.0x
Net debt / Total market cap.[4]	39.5%	40 – 45%
Secured debt / Gross assets	24.2%	<20%
Fixed charge coverage[1,2]	1.9x	>3.0x
Weighted average interest rate[1,2]	4.3%	–
Liquidity (cash + facility capacity)[1,2]	$227mm	–

Note: Assumes cash on hand of $159mm as of 3/31/15

[1] Represents portfolio and capital structure pro forma as of March 31, 2015 for the completed dispositions of United Plaza (Philadelphia), 1650 Arch (Philadelphia) and Fifth Third Center (Cleveland) subsequent to quarter end and pending disposition of Fifth Third Center (Columbus) and contribution of 90% of Washington, D.C. assets (1325 G Street and Colorado Building) into a new joint venture

[2] Pro forma for a $275mm term loan swapped to fixed rate of 3.67% that will be used to repay $150mm of mortgage debt on Bank of America Plaza in Charlotte and $125mm of mortgage debt on The Terrace in Austin

[3] Equity value is based on outstanding shares (300.9mm) multiplied by disclosed NAV of $4.48 per share as of 4Q'14 (estimated per share value prior to the 1-for-6 reverse stock split effected on June 2)

[4] Total market capitalization is calculated as the sum of equity market capitalization and total debt outstanding

[5] EBITDA reflects annualized EBITDA for properties owned at period end; pro forma as of March 31, 2015 for the completed dispositions of United Plaza (Philadelphia), 1650 Arch (Philadelphia) and Fifth Third Center (Cleveland) subsequent to quarter end and pending disposition of Fifth Third Center (Columbus) and contribution of 90% of Washington, D.C. assets (1325 G Street and Colorado Building) into a new joint venture

20

21 140 275 $48 $186 $138 $3 $250 $415 0 100 200 300 400 500 600 2015 2016 2017 2018 2019 Thereafter $51mm addressed by refinancing, $111mm by asset sales and $24mm from cash on hand Well-Staggered Debt Maturity Profile ($mm)1 % of debt 4.6% 17.9% 13.3% 0.2% 24.1% 39.9% Wtd. avg. interest rate 5.2% 4.8% 5.5% 4.8% 3.2% 4.3% Mortgage debt Secured bank debt $ 1 Represents portfolio and capital structure pro forma as of March 31, 2015 for the completed dispositions of United Plaza (Philadelphia), 1650 Arch (Philadelphia) and Fifth Third Center (Cleveland) subsequent to quarter end and pending disposition of Fifth Third Center (Columbus) and contribution of 90% of Washington, D.C. assets (1325 G Street and Colorado Building) into a new joint venture and an additional $275mm term loan swapped to fixed rate of 3.67% that will be used to repay $150mm of mortgage debt on Bank of America Plaza in Charlotte and $125mm of mortgage debt on The Terrace in Austin 2 Based on 2015-2016 weighted average interest rate from company filings; peers include BDN, CUZ, CXP, HIW, PDM, and PKY Near-term maturities have an interest rate ~30 bps above our peers2 $42mm to be repaid with cash on hand

22 Experienced Management Team and Strong Corporate Governance

23 Experienced Management Team Scott W. Fordham Chief Executive Officer and President 24 years real estate experience with 20 years public company experience Dallas E. Lucas Chief Financial Officer and Treasurer 30 years real estate experience with 25 years public company experience William J. Reister Chief Investment Officer and Executive Vice President 29 years real estate experience with 20 years public company experience Telisa Webb Schelin Senior Vice President – Legal, General Counsel & Secretary 10 years real estate experience with 18 years public company experience James E. Sharp Chief Accounting Officer 19 years real estate experience with 16 years public company experience  Proven 25-year track record of office investment and development in our target markets  Significant public REIT experience including three successful office REIT IPOs  7 years experience repositioning and creating value within existing office portfolio  Previous public REIT experience including Prentiss Properties, Brandywine, AIMCO, Crescent Real Estate, Maguire Properties and Hines R. Heath Johnson Senior Vice President – Asset Management 15 years real estate experience with 8 years public company experience

24 Strong Corporate Governance  Internalized executive and asset management since September 2012  Non-executive Chairman  Non-staggered board  SEC reporting company since 2002 Charles G. Dannis Chairman of the Board and Independent Director Sr. Managing Director of National Valuation Consultants, Inc. Richard I. Gilchrist Independent Director Senior Advisor of The Irvine Company Director of Ventas, Inc. and Spirit Realty Capital, Inc. Steven W. Partridge Independent Director Chief Financial Officer of Tricom Real Estate Group G. Ronald Witten Independent Director President of Witten Advisors, LLC  5 out of 8 board members are independent Thomas M. Herzog Independent Director Chief Financial Officer of UDR, Inc. Independent directors

25 Why Invest With TIER REIT 10.4mm square feet of Class A office properties in highly attractive submarkets Focused and disciplined investment strategy Approximately 39% NOI growth potential through 2017 within existing assets Capital redistribution into significant pipeline of accretive investment opportunities Investment highlights Flexible balance sheet evolving toward investment grade rating Experienced management team and strong corporate governance

26 Appendix

TIER REIT

Texas Portfolio Overview

Portfolio facts

High-quality, Class A portfolio consisting of over 4mm square feet and 45% of NOI as of 3/31/15[1]

Houston:

- Two recently developed properties in Westchase and the Energy Corridor
- Asset quality and location command net rents in excess of market
- Only 64K sq. ft. of energy-related tenants expiring in 2015 or 2016

Dallas / Fort Worth:

- Burnett Plaza awarded International TOBY in 2014
- Recently acquired 5950 Sherry Lane in prestigious amenity-rich Preston Center submarket
- No energy-related tenants expiring in 2015 or 2016

Austin:

- Strategically located in Southwest submarket
- Diversified tenant base with limited exposure to technology and energy sector
- No energy-related tenants expiring in 2015 or 2016

Portfolio strategy

- Focused on expanding presence in **TIER1** Submarkets exhibiting strong economic fundamentals with long-term leasing opportunities

Houston


One & Two BriarLake Plaza


Three Eldridge

- 8 buildings
- 2.2mm square feet
- $34.42 gross rent PSF
- 97% occupancy
- In-place rents ~10% below market

Dallas / Fort Worth


Burnett Plaza


5950 Sherry Lane

- 4 buildings
- 1.4mm square feet
- $25.07 gross rent PSF
- 83% occupancy
- In-place rents ~3% below market

Austin


Terrace Office Park


Terrace Office Park

- 4 buildings
- 0.6mm square feet
- $35.97 gross rent PSF
- 93% occupancy
- In-place rents ~8% below market

Note: Annualized base rent per square foot and occupancy excludes Two BriarLake Plaza (Houston)

[1] Represents 1Q'15 annualized GAAP NOI pro forma as of March 31, 2015 for the completed dispositions of United Plaza (Philadelphia), 1650 Arch (Philadelphia) and Fifth Third Center (Cleveland) subsequent to quarter end and pending disposition of Fifth Third Center (Columbus) and contribution of 90% of Washington, D.C. assets (1325 G Street and Colorado Building) into a new joint venture

27

28 Southeast Portfolio Overview Long-term operating track record in each of our markets Number of Buildings 2 1 11 3 1 Square Feet (mm) 0.6 0.9 1.1 0.4 0.1 Gross Rent per Square Foot $21.93 $23.80 $19.05 $17.97 $25.75 Occupancy 83% 89% 91% 91% 100% Select Highlights  Capital commitments and BOMA 360 performance designation with ENERGY STAR® standards  In-place rents ~8% below market  Landmark office tower on corner of Trade and Tryon (“Main and Main”) with embedded value creation opportunity  In-place rents ~16% below market  Class A portfolio accompanied by mixed use redevelopment on 6.1 acres of land  Increased occupancy from 78% to 91% since 2012  In-place rents at market  Centrally located with ~50% of property leased to State of Tennessee through 2029  In-place rents ~3% below market  Long-term lease with Fortune 100 company accompanied by opportunity to develop adjacent 5.2 acre land parcel  In-place rents at market Atlanta Charlotte Louisville Nashville Tampa Paces West Bank of America Plaza One Oxmoor Place MetroCenter 5104 Eisenhower Note: Gross rent per square foot and occupancy excludes Hurstbourne Plaza (Louisville)

TIER REIT

Industry Recognized Operational Excellence

Own and manage high-quality and environmentally-designed assets

- Burnett Plaza received the international TOBY award as Outstanding Building of the Year for 2013-2014 and Sustainability Award at the Downtown Fort Worth, Inc. Annual Meeting and Trailblazer Award ceremony

Commitment to improve energy and resource efficiencies to reduce operating costs and uphold commitment to social responsibility

- 34 ENERGY STAR certified buildings and 12 LEED certified properties
- 40% increase in number of EPA ENERGY STAR certified buildings over past 5 years

Industry recognized operational excellence

- 27 BOMA 360 properties and 7 TOBY award winners
- Highest percentage of BOMA 360 designations among U.S. REITs

Bank of America Plaza
Charlotte, NC



ENERGY STAR
LEED GOLD
BOMA 360 PERFORMANCE PROGRAM

Burnett Plaza
Dallas / Fort Worth, TX



ENERGY STAR
LEED SILVER
BOMA 360 PERFORMANCE PROGRAM

One & Two BriarLake Plaza
Houston, TX



ENERGY STAR
LEED GOLD
LEED SILVER
BOMA 360 PERFORMANCE PROGRAM

One, Two & Three Eldridge
Houston, TX



ENERGY STAR
LEED GOLD

29

TIER REIT

Acquisition Success

- **5950 Sherry Lane**, a 196,933 square foot property, acquired in an off-market transaction in December 2014 for $62.6 million
- **Located in the Preston Center submarket**
  - Consistent low vacancy and high rental rates
  - Attracts high-quality credit tenants
  - In place rents ~18% below market
- **Increased Dallas / Fort Worth to 6% of portfolio**
  - Demonstrates commitment to repositioning portfolio in high growth target markets
- **Relationship-sourced off-market transaction**
  - Exhibits ability to capitalize on market expertise and management relationships
  - Redeployed sale proceeds into trophy building below replacement cost



12
Preston Center
75
Inwood Rd
Dallas North Tollway
Lemmon Ave
W Lovers Ln
E Lovers Ln
Hillcrest Ave
University Park
Dallas Love Field Airport
Inwood Rd
Preston Rd
Highland Park
SMU
75

Note: Dark gray shading indicates Preston Center



5950 Sherry Lane
Dallas, TX

30

31 Development Success  Two BriarLake Plaza, a 332,597 square foot building  Acquired land in December 2009  Commenced construction in September 2012  Increased Westchase portfolio to over 835,000 square feet  Located in Houston’s Westchase District  Situated along the Sam Houston Parkway between Interstate 10 and Westpark Tollway  Portfolio commands highest rent in the market  Projected stabilized cash yield of 8.3%  Projected stabilized NOI of $8.2mm  Total project cost of $98.6mm  68% leased, projected stabilization in 2016 Two BriarLake Plaza Houston, TX 10 10 288 610 45 10 10 69 610 8 8 6 6 90 59 69 Mission Bend Houston Memorial Park Energy Corridor Westchase 10 610 90 Bear Creek Pioneers Park George Bush Park / Eldridge

32 Asset Management Success  October 2013, non-credit tenant vacated entirety of the building  December 2013, leased 57% to Bristol-Myers with option to expand  August 2014, Bristol-Myers leased balance of building  Evaluating development options on adjacent owned land TIER REIT increased year-over-year occupancy by 320 basis points to 88.4% at 3/31/15 5104 Eisenhower Tampa, FL The Terrace Austin, TX Loop Central Houston, TX 250 West Pratt Baltimore, MD  August 2012, a 200,000 sq. ft. tenant vacated to build-to-suit, reducing occupancy to 65%  Subsequently completed 166,000 sq. ft. of leasing, increasing occupancy to 92%  Rental rates during re-leasing increased 30%, from $20/sq. ft. NNN to $26/sq. ft. NNN  August 2012, a 199,000 sq. ft. tenant vacated due to M&A activity, reducing occupancy to 63%  Subsequently invested $900,000 in various property upgrades  Successfully increased occupancy to 93%  August 2014, occupancy decreased to 68%  December 2014, completed 116,000 sq. ft. of new leases, increasing occupancy to 95%  March 2015, property was sold for $65.5 million, resulting in an $8.6 million gain